EXHIBIT 32.2

Financial Statement Certification by the Chief Financial Officer

I, Jack M. Rapport, Chief Financial Officer of Zanett, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-QSB of Zanett, Inc., for the quarterly period ended September 30, 2003 (the "Report"), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Zanett, Inc.




/s/ Jack M. Rapport                                  November 13, 2003
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Jack M. Rapport - Chief Financial Officer                  Date